Exhibit 10.1

FORM OF

SUBSCRIPTION AGREEMENT

Common Stock

of

Webstar Technology Group, Inc.

This subscription (this “Subscription”) is dated ____________, 202_, by and between the investor identified on the signature page hereto (the “Investor”) and Webstar Technology Group, Inc., a Wyoming corporation (the “Company”), whereby the parties agree as follows:

1. Subscription

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share, as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “Purchase Price”) as set forth on the signature page hereto. The Purchase Price is set forth on the signature page hereto.

The Shares are being offered pursuant to a Registration Statement on Form S-1, SEC File No. 333-222325 (the “Registration Statement”). The Registration Statement is subject to change. A final Registration Statement and/or supplement to the Registration Statement will be delivered to the Investor as required by law.

The Shares are being offered by the Company on a “best efforts, minimum/maximum” basis as set forth in the Registration Statement. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company in accordance with the Registration Statement. Upon execution of this subscription agreement, the Investor shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature page below. At Closing, the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made, if available, through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or through the physical delivery of certificates or book-entry form evidencing the Shares to the address indicated below).

All checks should be accompanied by a subscription agreement and will be promptly sent along with the subscription agreements to the escrow account maintained with Foley & Lardner LLP (the “Escrow Agent”). In regards to monies being wired from an investor’s bank account, the Company shall request the investors send their wires by the next business day to the Escrow Agent following the receipt of a completed subscription document. In the event that funds are sent in and the offering does not close, all funds will be returned to investors promptly in accordance with the escrow agreement terms and applicable law.

2. Certifications, Representations and Warranties

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, the undersigned hereby makes, adopts, confirms and agrees to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds transmitted herewith shall be returned to the undersigned in full, without any interest accrued thereon.

I have received the Registration Statement.

I am purchasing the Shares for my own account.

I hereby represent and warrant that I am not, and am not acting as an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Wyoming without giving effect to the principles of conflict of laws.

3. Miscellaneous

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile or other electronic means and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

[Signature Page Follows]

[Signature Page to Investor Subscription Agreement for Webstar Technology Group, Inc.]

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

Number of Shares:	__________	INVESTOR:

Purchase Price per Share:	$ 0.10
By:
Aggregate Purchase Price:	$ __________	Name:
Title:

Address:

Method of Payment:

[  ] Check enclosed

[  ] Wire

Wire instructions:

Bank Name & Address:

Wire Routing (ABA/RTN):
Beneficiary Account #:
Beneficiary Name:
For International Wires Only:
Contact:
Reference:

Checks should be sent to:

Foley & Lardner LLP

One Independent Drive, Suite 1300

Jacksonville, FL 32202

Attn: Webstar Technology Group Escrow Agreement

Select method of delivery of Shares: DRS or DWAC (if available)

DWAC DELIVERY Instructions:

1.	Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares:

Or DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:

Address: _________________; Street _________________

City/State/Zip: _________________; Attention: _________________

Telephone No.: _________________

If an Investor’s Subscription needs to be returned, the Escrow Agent shall wire funds to:

Name of Bank: ___________________________________________

Address of Bank: _________________________________________

_________________________________________

ABA # or Swift Code: ______________________________________

Account Number: _________________________________________

For Credit to: _________________________________________

Accepted ____________, 202_.

Webstar Technology Group, Inc.

By:
Name:
Title:

Address Notice:

Webstar Technology Group, Inc.

4231 Walnut Bend

Jacksonville, Florida 32257

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